Pursuant to Rule 497(e)
Registration No. 033-6502

SUNAMERICA INCOME FUNDS

SunAmerica Strategic Bond Fund (“Strategic Bond Fund”)

SunAmerica Tax Exempt Insured Fund (“Tax Exempt Insured Fund”)

Supplement dated November 12, 2009, to the Prospectus
dated July 29, 2009, as supplemented and amended to date

Strategic Bond Fund

On September 5, 2009, American International Group, Inc. (“AIG”) entered into an agreement to sell a portion of its investment advisory and asset management business (the “Transaction”) to Bridge Partners, L.P. (“Bridge Partners”), a partnership formed by Pacific Century Group, a Hong Kong-based private investment firm. The entities being sold include AIG’s existing licensed investment adviser companies that manage investments of institutional and retail clients across a variety of strategies, including private equity, hedge fund of funds, listed equity and certain fixed income investment management businesses, including AIG Global Investment Corp. (“AIGGIC”). Prior to the closing of the Transaction, AIGGIC will be merged with and into a Delaware limited liability company (the surviving entity, PineBridge Investments LLC, being referred to herein as “PineBridge”). As part of the Transaction, AIG will cause the indirect transfer of PineBridge to Bridge Partners. PineBridge, as successor to AIGGIC, will remain a registered investment adviser pursuant to the Investment Advisers Act of 1940. The Transaction is expected to close in December 2009, and is subject to the receipt of the requisite regulatory approvals and the satisfaction of other conditions to closing. Upon the closing of the Transaction, the existing subadvisory agreement between SunAmerica Asset Management Corp. (“SunAmerica”) and AIGGIC with respect to the Strategic Bond Fund (the “Current Strategic Bond Subadvisory Agreement”) will terminate.

In advance of the termination of the Current Strategic Bond Subadvisory Agreement, the Board of Trustees (the “Board”) of SunAmerica Income Funds, at a meeting held on November 9, 2009, appointed PineBridge, as the successor to AIGGIC, to serve as subadviser to the Strategic Bond Fund, pursuant to a new subadvisory agreement between SunAmerica and PineBridge (the “PineBridge Subadvisory Agreement”), subject to approval by the Strategic Bond Fund’s shareholders.

The Board also approved an interim subadvisory agreement between SunAmerica and PineBridge (the “Interim PineBridge Subadvisory Agreement”) that will go into effect upon the closing of the Transaction, and will remain in effect for 150 days from its effective date or until the PineBridge Subadvisory Agreement is approved by the Strategic Bond Fund’s shareholders, whichever is earlier. Pursuant to both the PineBridge Subadvisory Agreement and the Interim PineBridge Subadvisory Agreement, SunAmerica will pay PineBridge a subadvisory fee equal to the subadvisory fee that is currently paid to AIGGIC under the Current Strategic Bond Subadvisory Agreement.

At this same meeting, the Board also recommended that a special meeting of shareholders be convened so that shareholders can vote on a proposal to approve the operation of the Strategic Bond Fund in a manner consistent with the Strategic Bond Fund’s exemptive order from the Securities and Exchange Commission that would permit SunAmerica to, among other things, enter into or amend subadvisory agreements with unaffiliated subadvisers upon approval by the Board but without obtaining shareholder approval, subject to certain conditions (the “Manager of Managers Proposal”).

On February 16, 2010, the Strategic Bond Fund expects to convene a special meeting of shareholders with respect to the Manager of Managers Proposal and the proposal to approve the PineBridge Subadvisory Agreement. Shareholders of record as of December 14, 2009 will receive proxy materials describing the PineBridge Subadvisory Agreement and the Manager of Managers Proposal in greater detail.

Tax Exempt Insured Fund

The portion of AIG’s investment advisory and asset management business that is not being sold in connection with the Transaction, including the portion responsible for managing the Tax Exempt Insured Fund, will remain with AIG under a newly organized investment advisory subsidiary, AIG Asset Management (U.S.), LLC (“AMG”), which is a wholly owned subsidiary of AIG Global Asset Management Holdings Corp. (“AGAMCO”), a holding company that is a wholly-owned indirect subsidiary of AIG. As a result, at this same meeting, the Board also approved the transfer from AIGGIC to AMG of the current subadvisory agreement between SunAmerica and AIGGIC with respect to the Tax Exempt Insured Fund (the “AMG Subadvisory Agreement”), effective upon the closing of the Transaction. The subadvisory fee rate to be paid by SunAmerica to AMG under the AMG Subadvisory Agreement will remain the same as the subadvisory fee rate currently paid by SunAmerica to AIGGIC.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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